Income Taxes (as restated) (FY)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes (as restated)
17. Income Taxes

The Company’s effective tax rate used for interim periods is based on the tax effect of items recorded discretely in the interim period in which those items occur. The effective tax rate is dependent on many factors, including the estimated amount of income subject to income tax and allocation of tax benefit to noncontrolling interest; therefore, the effective tax rate can vary from period to period. The Company evaluates the realizability of its deferred tax asset on a quarterly basis and adjusts the valuation allowance when it is expected a portion of the deferred tax asset may not be realized.

The Company’s effective tax rate was (3)% and (7)% for the three months ended March 31, 2021 and 2020, respectively. These rates were different than the statutory rate due to the portion of income allocated to the non-controlling entities, valuation allowance recorded against deferred tax assets and discrete tax adjustments recorded in the periods.

As of March 31, 2021, the Company had no unrecognized tax positions and believes there will be no changes to uncertain tax positions within the next 12 months.

20. Income Taxes (as restated)

The provision (benefit) for income taxes for the years ended December 31, 2020, 2019 and 2018 consist of the following:

	Year Ended December 31,
	2020	2019	2018
Current:
Federal	$1,118	$—	$—
State and local	1,771	1,683	976
Foreign	988	635	419
Total current income taxes expense	$3,877	$2,318	$1,395
Deferred:
Federal	$937	$—	$—
State and local	(301)	—	—
Foreign	(7)	—	—
Total deferred income taxes expense	629	—	—
Total income tax expense	$4,506	$2,318	$1,395

A reconciliation of the U.S. statutory income tax rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2020 (As Restated)	2019	2018
Statutory U.S. federal income tax rate	21%	21%	21%
State and local income taxes	(2)%	3%	1%
Impact of noncontrolling interests	(24)%	(5)%	(8)%
Income passed through to members	1%	(16)%	(13)%
Foreign income taxes	(1)%	1%	1%
Other	(1)%	—%	—%
Effective income tax rate	(6)%	4%	2%

Deferred tax assets and liabilities are recorded net within deferred tax assets, net in the Consolidated Statements of Financial Condition. Details of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2020 (As Restated)	2019
Investment in GCMH	$101,259	$—
Loss and credit carryforwards	17	—
Intangibles and other	836	126
Total deferred tax assets (before valuation allowance)	102,112	126
Valuation allowance	(27,715)
Total deferred tax assets	$74,397	$126

Other	$(244)	$—
Total deferred tax liabilities	$(244)	$—

Deferred tax assets, net	$74,153	$126

GCMG’s sole material asset is its investment in GCMH, which is treated as a partnership for U.S. federal income tax purposes and for purposes of certain jurisdictional income taxes. GCMH’s net taxable income and any related tax credits are passed through to its partners and are included in the partners’ tax returns, even though such net taxable income or tax credits may not have actually been distributed. While GCMG consolidates GCMH for financial reporting purposes, GCMG will be taxed on its share of earnings of GCMH not attributed to the noncontrolling interest holders, which will continue to bear their share of income tax on allocable earnings of GCMH. The income tax burden on the earnings taxed to the noncontrolling interest holders is not reported by the Company in its consolidated financial statements under GAAP. As a result, the Company’s effective tax rate differs materially from the statutory rate. The primary factors impacting the effective tax are the allocation of tax benefit to noncontrolling interest as well as the income that was passed through to the partners prior to the Transaction as described in Note 3.

GCMG has recorded a valuation allowance of approximately $27.7 million related to its outside partnership basis of its investment in GCMH for the amount of the deferred tax asset that is not expected to be realized.

The Company analyzes its tax filing positions in all of the U.S. federal, state, local and foreign tax jurisdictions where it is required to file income tax returns, as well for all open tax years in these jurisdictions. As of December 31, 2020, the Company has examined all open tax years and major jurisdictions and determined there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Company is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Company’s policy is to recognize interest and penalties related to unrecognized tax benefits, if any, within income taxes in the Consolidated Statements of Income. Accrued interest and penalties, if any, would be included within accrued expenses and other liabilities in the Consolidated Statements of Financial Condition.

The Company is subject to taxation in the U.S. and various states and foreign jurisdictions. As of December 31, 2020, tax years for 2020, 2019, 2018 and 2017 are subject to examination by the tax authorities. With few exceptions, as of December 31, 2020, the Company is no longer subject to U.S. federal, state, local, or foreign examinations by tax authorities for years before 2017.

In connection with the Transaction, the Company recorded a deferred tax asset in the amount of $74.7 million, which is net of a valuation allowance of $25.2 million related to the portion of tax benefits that is not expected to be realized. Additionally, in connection with the Transaction and recording of the deferred tax asset, the Company recorded $60.5 million within payable to related parties pursuant to the tax receivable agreement in the Consolidated Statements of Financial Condition.